Exhibit 10.2

                               CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statement No. 333-11840 (Form S-8) filed with the Securities and Exchange Commission on April 18, 2000, of our report dated April 15 ,2003 with respect to the consolidated financial statements of Coresma Ltd. included in this Annual Report (Form 20-F) for the year ended December 31, 2003.


Barzily & Co.


(Former name:"Kost Forer & Gabbay in partnership with Michael Barzily & Co. ")

Jerusalem, Israel
August 15, 2004